UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 2

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 2, 2007

NEXTPHASE WIRELESS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-27339	88-0343832
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 S. Harbor Boulevard, Suite 500, Anaheim, California 92805
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code
(800) 748-5548

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INTRODUCTORY NOTE

A one (1)-for-twenty (20) reverse stock split (the “Reverse Split”) of the Common Stock, par value $0.001 per share (“Common Stock”), of NextPhase Wireless, Inc. (the “Registrant”) was announced in the Registrant's Current Report on Form 8-K filed with the SEC on October 19, 2007 which was subsequently amended by the Registrant’s Current Report on Form 8-K/A (Amendment No. 1) filed with the SEC on November 2, 2007 (as amended, the “Form 8-K”).  This amendment further supplements, updates and revises the Form 8-K to include a formatted copy of the Certificate of Change which was filed with the Nevada Secretary State in connection with the Reverse Split as Exhibit 3.6 and a copy of the Registrant’s Restated Articles of Incorporation as Exhibit 3.7.

INFORMATION TO BE INCLUDED IN THE REPORT

Section 3 – Securities and Trading Markets

            Item 3.03  Material Modifications to Rights of Security Holders.

             A copy of the Certificate of Change which is filed herewith as Exhibit 3.6 is incorporated herein by reference.

Section 8 - Other Events

Item 8.01 Other Events.

On November 5, 2007 the Registrant filed Restated Articles of Incorporation with the Nevada Secretary State (“Restated Articles of Incorporation”).  A copy of the Restated Articles of Incorporation is filed herewith as Exhibit 3.7 and is incorporated herein by reference.  The Restated Articles of Incorporation are effective as of November 3, 2007.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
3.6	Certificate of Change, filed herewith.
3.7	Restated Articles of Incorporation, filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NEXTPHASE WIRELESS, INC.
(Registrant)
Date:  November 13, 2007

/s/ THOMAS HEMINGWAY
Chairman and Chief Operating Officer

EXHIBIT INDEX

Exhibit No.	Description
3.6	Certificate of Change, filed herewith.
3.7	Restated Articles of Incorporation, filed herewith.